EXHIBIT 10.3

EXECUTION VERSION

SECOND AMENDED AND RESTATED GUARANTY AGREEMENT

This SECOND AMENDED AND RESTATED GUARANTY AGREEMENT, dated as of January 6, 2014 (this “Guaranty Agreement”), is made by and among the Parent Borrower (as defined below), each of the undersigned Subsidiary Loan Parties, any Subsidiary Loan Party hereafter added as a Guarantor (as defined below) and the Agent (as defined below).

WHEREAS, DARLING INTERNATIONAL INC., a Delaware corporation (the “Parent Borrower”), has entered into that certain Amended and Restated Credit Agreement dated September 27, 2013, among the Parent Borrower, the other Borrowers party thereto, the lenders from time to time party thereto, JPMORGAN CHASE BANK, N.A., as the administrative agent and the other agents party thereto (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”) and in connection therewith certain of its Subsidiaries, from time to time prior to the date hereof, entered into that certain Amended and Restated Guaranty Agreement dated September 27, 2013, by the Subsidiary Loan Parties party thereto (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Guaranty Agreement”);

WHEREAS, the Parent Borrower and the other applicable parties thereto have agreed to amend and restate the Existing Credit Agreement in its entirety, and in connection therewith enter into that certain Second Amended and Restated Credit Agreement dated the date hereof, among the Parent Borrower, the other Borrowers party thereto, the lenders from time to time party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as the administrative agent (the “Agent”) and the other agents party thereto (the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the same meaning assigned to such terms in the Credit Agreement);

WHEREAS, in connection with the Credit Agreement, the Parent Borrower and the Agent have agreed to amend and restate the Existing Guaranty Agreement as set forth herein, and the execution and delivery of this Guaranty Agreement is a condition precedent to the effectiveness of the Credit Agreement;

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned Parent Borrower and the Subsidiary Loan Parties and any Subsidiary Loan Party hereafter added as a “Guarantor” hereto pursuant to (a) in the case of Domestic Subsidiaries, a Subsidiary Joinder Agreement substantially in the form attached as Exhibit B to the Security Agreement and (b) in the case of Foreign Subsidiaries, a Subsidiary Joinder Agreement substantially in the form attached as Exhibit A hereto (each such agreement referred to under clause (a) or (b), a “Subsidiary Joinder Agreement” and each such Parent Borrower or Subsidiary Loan Party party to a Subsidiary Joinder Agreement, individually a “Guarantor” and collectively the “Guarantors”), hereby irrevocably and unconditionally guarantees to the Secured Parties (other than the Pari Passu Noteholders, the “Guaranteed Secured Parties”), the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement hereby amending and restating the Existing Guaranty Agreement upon the terms set forth herein:

1. The term “Guaranteed Indebtedness”, as used herein, means all of the Obligations, as defined in the Credit Agreement and the other Loan Documents. The “Guaranteed Indebtedness” shall include (a) any increases, extensions and rearrangements of the Obligations under any amendments, restatements, amendment and restatements, supplements or other modifications of the documents and agreements creating the Obligations and (b) any and all post-petition interest and expenses (including attorneys’ fees in accordance with the terms and conditions of the Credit Agreement) arising in connection with any proceeding under any bankruptcy, insolvency, or other similar law whether or not allowed in such proceeding; provided that the Guaranteed Indebtedness shall be limited, with respect to each Guarantor, to an aggregate amount equal to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state or local law relating to fraudulent transfers or conveyances or under other local law limitations set forth in any applicable Subsidiary Joinder Agreement; provided further that notwithstanding anything herein to the contrary, with respect to any Foreign Subsidiary Loan Party (i) on or after the Pari Passu Notes Repayment Date, (x) “Guaranteed Indebtedness” shall only mean the Foreign Obligations and with respect to clauses (a) and (b) above, shall only include such amounts as they relate to the Foreign Obligations, (y) the guarantee by the Foreign Subsidiary Loan Parties in respect of the Obligations other than the Foreign Obligations on such date shall be terminated, cancelled and of no further force and effect, and (z) the Foreign Subsidiary Loan Parties will have no further obligations hereunder in respect of such guarantees (such release, the “Guarantee Reallocation”) and (ii) notwithstanding any other provision of this Guaranty Agreement to the contrary, the Guaranteed Indebtedness and any guarantee of Obligations or Foreign Obligations shall be subject to any limitations as reasonably agreed by the Agent and such Foreign Subsidiary Loan Party in accordance with the Agreed Security Principles and set forth in any applicable Subsidiary Joinder Agreement); provided, further, that for purposes of determining any guarantee obligations of any Guarantor under this Guaranty Agreement, the definition of “Obligations” (and for the avoidance of doubt “Foreign Obligations”) shall not create any guarantee by any Guarantor of any Excluded Swap Obligations (as defined below) of such Guarantor. As used herein, the following terms have the following meanings:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, (a) any Swap Obligation if, and to the extent that, and only for so long as, all or a portion of the guarantee by such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Loan Parties and counterparty applicable to such Swap Obligations, and agreed by the Agent. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guarantee or security interest is or becomes illegal.

“Qualified Keepwell Provider” means, in respect of any Swap Obligation, each Loan Party that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell or guarantee pursuant to Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

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“Swap” means any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Person, any obligation to pay or perform under any Swap.

2. Subject in all cases to the Guarantee Reallocation, the Guarantors together desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty Agreement. Accordingly, in the event any payment or distribution is made by a Guarantor under this Guaranty Agreement (a “Funding Guarantor”) that exceeds its Fair Share (as defined below), that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor’s Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Contributing Guarantor’s Aggregate Payments (as defined below) to equal its Fair Share. “Fair Share” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Adjusted Maximum Amount (as defined below) with respect to such Contributing Guarantor to (ii) the aggregate of the Adjusted Maximum Amounts with respect to all Contributing Guarantors, multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty Agreement in respect of the obligations guarantied, as applicable, giving effect to the Guarantee Reallocation from and after the date thereof. “Fair Share Shortfall” means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. “Adjusted Maximum Amount” means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty Agreement determined in accordance with the provisions hereof; provided that, solely for purposes of calculating the “Adjusted Maximum Amount” with respect to any Contributing Guarantor for purposes of this paragraph 2, the assets or liabilities arising by virtue of any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. “Aggregate Payments” means, with respect to a Contributing Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty Agreement (including, without limitation, in respect of this paragraph 2). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this paragraph 2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder.

3. This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the Date of Full Satisfaction in accordance with the terms and conditions of the Credit Agreement. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which any Borrower may have against any Guaranteed Secured Party or any other party, or which any Guarantor may have against any Borrower, any Guaranteed Secured Party or any other party, shall be available to, or shall be asserted by, any Guarantor against any Guaranteed Secured Party or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof until the Date of Full Satisfaction in accordance with the terms and conditions of the Credit Agreement.

4. If a Guarantor becomes liable for any Indebtedness owing by any Borrower to any Guaranteed Secured Party by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of the Guaranteed Secured Parties hereunder shall be cumulative of any and all other rights that any Guaranteed Secured Party may ever have against such Guarantor. The exercise by any Guaranteed Secured Party of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

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5. Upon the occurrence and continuance of an Event of Default arising from any Borrower’s default in payment of its Obligations, or any part thereof, when such Obligations become due, whether by its terms, by acceleration, or otherwise, the Guarantors of such defaulted Obligations to the extent constituting Guaranteed Indebtedness shall, jointly and severally, promptly pay the amount due thereon to Agent, without notice or demand, in the currency required by the Credit Agreement, and it shall not be necessary for the Agent or any other Guaranteed Secured Party, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against any Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any Collateral which shall have been given to secure such Guaranteed Indebtedness. In the event such payment is made by a Guarantor, then such Guarantor shall be subrogated to the rights then held by the Agent and any other Guaranteed Secured Party with respect to the Guaranteed Indebtedness to the extent the Guaranteed Indebtedness was discharged by such Guarantor and, in addition, upon payment by such Guarantor of any sums to the Agent or any other Guaranteed Secured Party hereunder, all rights of such Guarantor against the applicable Borrower, any other Guarantor or any collateral arising as a result therefrom by way of right of subrogation, reimbursement, or otherwise shall in all respects be subordinate and junior in right of payment until the Date of Full Satisfaction in accordance with the terms and conditions of the Credit Agreement. All payments received by the Agent hereunder shall be applied by the Agent to payment of the applicable Guaranteed Indebtedness in the order provided for in Section 2.18(f) of the Credit Agreement.

6. If acceleration of the time for payment of any amount payable by any Borrower under its Obligations is stayed upon the insolvency, bankruptcy, reorganization or any similar proceeding of such Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness relating to such Obligations shall nonetheless be payable by the applicable Guarantors hereunder forthwith on demand by the Agent or the Required Lenders.

7. Subject, from and after the date of the Guarantee Reallocation, to the Guarantee Reallocation, each Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event which affects the Guaranteed Indebtedness, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of Collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any Collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of any Borrower, or the dissolution, insolvency, bankruptcy, or any similar proceeding of any Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, restatement, amendment and restatement or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Agent or any other Guaranteed Secured Party to any Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of the Agent or any other Guaranteed Secured Party to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of

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the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by any Borrower or any other party to the Agent or any other Guaranteed Secured Party is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason the Agent or any other Guaranteed Secured Party is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any Collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of the Agent or any other Guaranteed Secured Party to sell any Collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of any Borrower or any Guarantor; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, any Borrower or any other Guarantor (in any case other than upon the Date of Full Satisfaction or the Guarantee Reallocation).

8. Each Guarantor represents and warrants to the Agent and the Lenders that the representations and warranties in Sections 3.01, 3.02 and 3.03 of the Credit Agreement to the extent relating to it are true and correct in all material respects as of the date hereof and on each date the representations and warranties hereunder are restated pursuant to any of the Loan Documents with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date.

9. Each Guarantor acknowledges the following:

(a) It has, independently and without reliance upon the Agent or any Lender and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into the Loan Documents to which it is a party.

(b) It is not relying upon the Agent or any Lender to provide (and neither the Agent nor any Lender shall have any duty to provide) any information concerning the financial condition and assets of any Borrower to it either now or in the future.

10. Each Guarantor covenants and agrees that, until the Date of Full Satisfaction, it will comply with all covenants set forth in the Credit Agreement that are applicable to it.

11. When an Event of Default exists and is continuing and subject to the terms and conditions of the Credit Agreement, the Agent and each other Guaranteed Secured Party shall, to the fullest extent permitted by law, have the right to set-off and apply against each applicable Guarantor’s Guaranteed Indebtedness constituting Loan Obligations, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent and each other Guaranteed Secured Party to any Guarantor (determined giving effect to the Guarantee Reallocation, as applicable) whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not the Agent or any other Guaranteed Secured Party shall have made any demand under this Guaranty Agreement. Each Guaranteed Secured Party agrees promptly to notify the Borrowers in writing (with a copy to the Agent) after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of the Agent and other Guaranteed Secured Parties hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or any other Secured Party may have.

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12. (a) Each Guarantor agrees that any and all Liens (including any judgment liens), upon any such Guarantor’s assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any such Guarantor’s assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such Liens that are in favor of a Guarantor, the Agent or any other Guaranteed Secured Party presently exist or are hereafter created or attached. Without the prior written consent of the Agent (which consent shall not be unreasonably withheld), no Guarantor shall (i) file suit against any other Guarantor or exercise or enforce any other creditor’s right it may have against any other Guarantor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, receivership, bankruptcy, reorganization, rearrangement, debtor’s relief or other insolvency proceeding) to enforce any obligations of any other Guarantor to such Guarantor or any Liens held by such Guarantor on assets of any other Guarantor.

(b) In the event of any liquidation, receivership, bankruptcy, reorganization, rearrangement, debtor’s relief or other insolvency proceeding involving any Guarantor as debtor, the Agent shall have the right to prove and, to the extent permitted by applicable law, vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Date of Full Satisfaction. The Agent may apply any such dividends, distributions, and payments against such Guaranteed Indebtedness in accordance with the Credit Agreement.

13. Except for modifications made pursuant to the execution and delivery of a Subsidiary Joinder Agreement, as otherwise provided in the Credit Agreement or in connection with the Guarantee Reallocation, no amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Guarantors and the Agent (with the consent of the Required Lenders). No failure on the part of the Agent or any other Guaranteed Secured Party to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14. This Guaranty Agreement is for the benefit of the Guaranteed Secured Parties and their successors and permitted assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Indebtedness so assigned, may be transferred with such Guaranteed Indebtedness. This Guaranty Agreement is binding not only on each Guarantor, but on each Guarantor’s successors and assigns.

15. Each Guarantor recognizes that the Agent and the Lenders are relying upon this Guaranty Agreement and the undertakings of each Guarantor hereunder and under the other Loan Documents to which each is a party in making extensions of credit to the Borrowers under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement and the other Loan Documents to which each Guarantor is a party is a material inducement to the Agent and the Lenders in entering into the Credit Agreement and continuing to extend credit thereunder. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement or any other Loan Document to which it is a party other than as may be set forth herein or in the other Loan Documents.

16. Any notice or demand to any Guarantor under or in connection with this Guaranty Agreement or any other Loan Document to which it is a party shall be deemed effective if given to the Guarantor (care of the Parent Borrower) in accordance with the notice provisions in the Credit Agreement.

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17. Except as otherwise specifically provided in the Credit Agreement, each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by any Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

18. THIS GUARANTY AGREEMENT, TOGETHER WITH ANY SUBSIDIARY JOINDER AGREEMENT, EMBODIES THE FINAL, ENTIRE AGREEMENT OF EACH GUARANTOR, THE AGENT AND THE OTHER GUARANTEED SECURED PARTIES WITH RESPECT TO EACH GUARANTOR’S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY AGREEMENT, TOGETHER WITH ANY SUBSIDIARY JOINDER AGREEMENT, IS INTENDED BY EACH GUARANTOR, THE AGENT AND THE OTHER GUARANTEED SECURED PARTIES AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING AMONG ANY GUARANTOR, AGENT AND ANY OTHER GUARANTEED SECURED PARTY, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS AMONG ANY GUARANTOR, THE AGENT AND ANY OTHER SECURED PARTY. This Guaranty Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty Agreement by telecopy or email or other electronic means (including a “.pdf” or “.tif” file) shall be effective as delivery of a manually executed counterpart of this Guaranty Agreement.

19. This Guaranty Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

20. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT (EXCLUDING THE ENFORCEMENT OF THE SECURITY DOCUMENTS TO THE EXTENT SUCH SECURITY DOCUMENTS EXPRESSLY PROVIDE OTHERWISE), OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF SUCH PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF SUCH PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

21. Keepwell. Subject to the Guarantee Reallocation, each Qualified Keepwell Provider hereby jointly and severally absolutely, unconditionally, and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this guarantee in respect of any Swap Obligation (provided, however, that each Qualified Keepwell Provider shall only be liable under this Section 21 for the maximum amount of such

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liability that can be hereby incurred without rendering its obligations under this Section 21, or otherwise under this guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or under any other local law limitation set forth in any applicable Subsidiary Joinder Agreement, and not for any greater amount). The obligations of each Qualified Keepwell Provider under this Section 21 shall remain in full force and effect until the Date of Full Satisfaction. Each Qualified Keepwell Provider intends that this Section 21 constitute, and this Section 21 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

22. EACH GUARANTOR SHALL INDEMNIFY THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE (LIMITED TO ONE COUNSEL TO THE INDEMNITEES, TAKEN AS A WHOLE, AND ONE ADDITIONAL COUNSEL IN EACH JURISDICTION IN WHICH ANY COLLATERAL IS LOCATED OR ANY PROCEEDINGS ARE HELD AND, IN THE CASE OF AN ACTUAL OR PERCEIVED CONFLICT OF INTEREST, ONE ADDITIONAL COUNSEL TO THE INDEMNITEES, TAKEN AS A WHOLE), INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE SYNDICATION OF THE COMMITMENTS OR THE LOANS, THE EXECUTION OR DELIVERY OF ANY LOAN DOCUMENT OR ANY OTHER AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE PERFORMANCE BY THE PARTIES TO THE LOAN DOCUMENTS OF THEIR RESPECTIVE OBLIGATIONS THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS, ANY OTHER ACQUISITION PERMITTED UNDER THE CREDIT AGREEMENT OR ANY OTHER TRANSACTIONS CONTEMPLATED THEREBY, (II) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY CURRENTLY OR FORMERLY OWNED OR OPERATED BY THE PARENT BORROWER OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE PARENT BORROWER OR ANY OF ITS SUBSIDIARIES, OR (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES RESULTED FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF, OR A MATERIAL BREACH OF ANY OBLIGATION UNDER THE LOAN DOCUMENTS BY, SUCH INDEMNITEE AS DETERMINED BY A FINAL, NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION OR ANY DISPUTE SOLELY AMONG THE INDEMNITEES (OTHER THAN A COMMITMENT PARTY, AN ARRANGER OR THE ADMINISTRATIVE AGENT ACTING IN THEIR RESPECTIVE CAPACITY AS SUCH) AND NOT ARISING OUT OF ANY ACT OR OMISSION OF THE PARENT BORROWER, ROTHSAY, THE SELLER OF ROTHSAY OR ANY OF THEIR AFFILIATES OR RELATED TO THE PRESENCE OR RELEASE OF HAZARDOUS MATERIALS OR VIOLATIONS OF ENVIRONMENTAL LAWS THAT FIRST OCCUR AT A PROPERTY OWNED OR LEASED BY PARENT BORROWER OR ITS SUBSIDIARIES AFTER SUCH PROPERTY IS TRANSFERRED TO AN INDEMNITEE OR ITS SUCCESSORS OR ASSIGNS

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BY WAY OF A FORECLOSURE, DEED–IN–LIEU OF FORECLOSURE OR SIMILAR TRANSFER. NOTWITHSTANDING THE FOREGOING, EACH INDEMNITEE SHALL BE OBLIGATED TO REFUND AND RETURN ANY AND ALL AMOUNTS PAID BY YOU UNDER THIS PARAGRAPH TO SUCH INDEMNITEE FOR ANY SUCH FEES, EXPENSES OR DAMAGES TO THE EXTENT SUCH INDEMNIFIED PERSON IS NOT ENTITLED TO PAYMENT OF SUCH AMOUNT IN ACCORDANCE WITH THE TERMS HEREOF.

23. Notwithstanding any other provision contained herein or in any other Loan Document, if a “secured creditor” (as that term is defined under the Bankruptcy and Insolvency Act (Canada) (the “BIA”) is determined by a court of competent jurisdiction not to include a Person to whom obligations are owed on a joint or joint and several basis, then each Canadian Loan Party’s Obligations, to the extent such Obligations are secured, shall be several obligations and not joint or joint and several obligations.

24. Each Guarantor hereby irrevocably and unconditionally undertakes to pay to the Administrative Agent as creditor in its own right and not as representative of the other Secured Parties, its Parallel Debt (as defined in the Credit Agreement). Section 10.19 (Parallel Debt (Covenant to pay the Administrative Agent)) of the Credit Agreement is incorporated herein by reference and shall be deemed to be part of the Guaranty Agreement and the terms thereof shall constitute valid and binding agreements of the Guarantor, enforceable against the Guarantor.

[signature pages to follow]

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EXECUTED as of the first date written above.

GUARANTORS:

DARLING INTERNATIONAL INC.

By:	/s/ Colin Stevenson
	Name:	Colin Stevenson
	Title:	Executive Vice President and
Chief Financial Officer

GRIFFIN INDUSTRIES LLC

By:	/s/ Colin Stevenson
	Name:	Colin Stevenson
	Title:	Executive Vice President and
Chief Financial Officer

DARLING NATIONAL LLC

By:	/s/ Colin Stevenson
	Name:	Colin Stevenson
	Title:	Executive Vice President and
Chief Financial Officer

DARLING NORTHSTAR LLC

By:	/s/ Colin Stevenson
	Name:	Colin Stevenson
	Title:	Executive Vice President and
Chief Financial Officer

DARLING GLOBAL HOLDINGS INC.

By:	/s/ Colin Stevenson
	Name:	Colin Stevenson
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Second Amended and Restated Guaranty Agreement]

CRAIG PROTEIN DIVISION, INC.

By:	/s/ Colin Stevenson
	Name:	Colin Stevenson
	Title:	Executive Vice President and
Chief Financial Officer

DARLING AWS LLC

By:	/s/ Colin Stevenson
	Name:	Colin Stevenson
	Title:	Executive Vice President and
Chief Financial Officer

TERRA HOLDING COMPANY

By:	/s/ Colin Stevenson
	Name:	Colin Stevenson
	Title:	Executive Vice President and
Chief Financial Officer

TERRA RENEWAL SERVICES, INC.

By:	/s/ Colin Stevenson
	Name:	Colin Stevenson
	Title:	Executive Vice President and
Chief Financial Officer

EV ACQUISITION, INC.

By:	/s/ Colin Stevenson
	Name:	Colin Stevenson
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Second Amended and Restated Guaranty Agreement]

DARLING INTERNATIONAL CANADA INC.

By:	/s/ Colin Stevenson
	Name:	Colin Stevenson
	Title:	Executive Vice President and
Chief Financial Officer

DARLING INTERNATIONAL NL C.V.

By:	/s/ John Sterling
	Name:	John Sterling
	Title:	Director

DARLING INTERNATIONAL NETHERLANDS B.V.

By:	/s/ Colin Stevenson
	Name:	Colin Stevenson
	Title:	Director A

By:	/s/ Dirk Stolp
	Name:	Dirk Stolp
	Title:	Director B

DARLING INTERNATIONAL NL HOLDINGS B.V.

By:	/s/ Colin Stevenson
	Name:	Colin Stevenson
	Title:	Director A

By:	/s/ Dirk Stolp
	Name:	Dirk Stolp
	Title:	Director B

[Signature Page to Second Amended and Restated Guaranty Agreement]

AGENT:

JPMORGAN CHASE BANK, N.A., as Agent for the Secured Parties

By:	/s/ Brian McDougal
	Name:	Brian McDougal
	Title:	Senior Vice President
JPMorgan Chase Bank, N.A.

[Signature Page to Second Amended and Restated Guaranty Agreement]